                                                                   EXHIBIT 10.16

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
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            WHEREAS, The Millbrook Press Inc., a Delaware corporation,  with its
chief  executive  office  located  at  2  Old  New  Milford  Road,   Brookfield,
Connecticut  06804  (referred to herein as  "Borrower")  entered into a Loan and
Security Agreement with People's Bank, a Connecticut  banking corporation with a place of business  located at Bridgeport  Center,  850 Main Street,  Bridgeport,
Connecticut 06607 (referred to herein as "Lender") dated as of December 14, 1995
(the  Loan  and  Security  Agreement  being  herein  referred  to as  the  "Loan
Agreement"); and

            WHEREAS,  Borrower and Lender entered into a First Amendment to Loan and Security  Agreement dated as of June 17, 1997 and a Second Amendment to Loan and Security  Agreement  dated as of June 10, 1998 and a Letter  Amendment dated
January 8, 1999 to provide  Borrower with a LIBOR interest rate option,  a Third
Amendment  to the Loan and  Security  dated as of January  31, 2000 and a Fourth
Amendment to the Loan and Security  Agreement  dated as of October 26, 2001 (the
Loan and Security  Agreement,  as amended by all of the prior Amendments and the
Letter Amendment shall be referred to herein as the "Amended Agreement"); and

            WHEREAS,  Borrower has advised  Lender that Borrower is  terminating its distribution  and fulfillment  relationship  with Mercedes  Distribution and entering into a distribution  and fulfillment  contract with Simon and Schuster,
Inc.; and

            WHEREAS,  Borrower and Lender have agreed to further amend the terms and provisions of the Amended Agreement effective as of be date stated herein by the provisions set forth below;

            NOW,  THEREFORE,  Borrower and Lender hereby agree that effective as of June 30, 2002, the Amended  Agreement shall be further amended to contain the provisions  set  forth  below  and  the  applicable  provisions  of the  Amended
Agreement  shall be  superseded  to the extent  necessary  to give effect to the provisions set forth below:

     1. The definitional  term "Account Debtor" shall be deleted in its entirety and replaced with the following:

          "Account  Debtor" means any Person who is or who may become  obligated under, with respect to, or on account of an Account but from and after
          October 31,  2002,  Account  Debtor  shall mean only Simon & Schuster,
          Inc.

     2. The definitional term "Collateral"  shall be deleted in its entirety and replaced with the following:

          "Collateral"  means each of the  following:  the Accounts;  Borrower's
          Books;  the Equipment;  the General  Intangibles;  the Inventory;  the
          Negotiable  Collateral;  any money,  or other assets of Borrower which now or  hereafter  come into the  possession,  custody,  or control of
          People's and the Letter of Credit issued by Chase  Manhattan Bank USA,
          N.A. bearing number 72454 and all rights to draw  thereunder;  and the proceeds and products,  whether tangible or intangible,  of any

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          of the foregoing  including  proceeds of insurance covering any or all of the  Collateral,  and  any  and  all  Accounts,  Borrower's  Books,
          Equipment,  General  Intangibles,  Inventory,  Negotiable  Collateral,
          money,  deposit  accounts,  or other  tangible or intangible  property resulting from the sale, exchange, collection, or other disposition of any of the foregoing,  or any portion thereof or interest therein, and the proceeds thereof.

     3. The  definitional  term  "Eligible  Accounts"  shall be  deleted  in its entirety and replaced with the following:

        "Eligible Accounts" means:
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               (i) Through October 31, 2002,  those Accounts created by Borrower in the ordinary  course of business that arise out of Borrower's  sale of goods, that comply in all material respects with all of Borrower's  representations and warranties  to  People's,  that  are  and  at all  times  shall  continue  to be acceptable  to People's in all respects  and that  People's has made one or more
Advances  against on or before  July 31, 2002 but under no  circumstances  shall
Eligible Accounts include the following:

          (a) Accounts  (due within 60 days) that the Account  Debtor has failed to pay within  sixty (60) days of due date,  Accounts  (due within 90 days) that the Account  Debtor has failed to pay within  thirty (30) days and all  Accounts owed by an Account  Debtor that has failed to pay fifty percent (50%) or more of its Accounts owed to Borrower within sixty (60) days of due date;

          (b) Accounts  with respect to which the Account  Debtor is an officer, employee, Affiliate, or agent of Borrower;

          (c) Accounts  with  respect to which goods are placed on  consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by  reason  of which the  payment  by the  Account  Debtor  may be  conditional;
provided,  however, that this subsection shall not make ineligible,  any Account which otherwise would be eligible, if the Account Debtor is a wholesaler and has the right  within six (6)  months  from the  creation  of the sale to return the purchased goods in accordance with normal industry standards; provided, however, that People's  shall have the right to impose  reasonable  reserves from time to time in connection  with any Accounts from Account  Debtors who are  wholesalers who have or exercise such right of return;

          (d)  Accounts  with  respect  to which  the  Account  Debtor  is not a resident  of the United  States,  and which are not either (i) covered by credit insurance in form and amount,  and by an insurer,  satisfactory to People's,  or
(ii)  supported  by one or more letters of credit that are  assignable  by their terms and have been delivered to People's in an amount,  of a tenor,  and issued by a financial institution, acceptable to People's;

          (e) Accounts  with  respect to which the Account  Debtor is the United
States or any department, agency, or instrumentality of the United States;

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          (f) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services  rendered by the Account Debtor to
Borrower;

          (g)  Accounts  with  respect  to which  the  Account  Debtor  disputes liability or makes any claim with respect  thereto to the extent of such dispute or claim, or is subject to any Insolvency Proceeding,  or becomes insolvent,  or goes out of business;

          (h) Accounts  the  collection  of which  People's,  in its  reasonable credit  judgment,  believes to be  doubtful  by reason of the  Account  Debtor's financial condition;

          (i) Accounts that are payable in other than United States Dollars; and

          (j) Accounts that represent progress payments or advance billings that are due prior to the  completion  of  performance  by  Borrower  of the  subject contract for goods or services;  provided,  however;  that upon delivery of such goods or services or completion of  performance  such account shall be deemed an
Eligible Account; and

               (ii) From and after July 1, 2002, the net amount owed to Borrower by Simon & Schuster,  Inc.  arising under Section  10(b) of a  "Fulfillment  and
Billing Services Agreement" dated as of April 2, 2002 which have been identified in a statement  issued by Simon & Schuster,  Inc.  delivered  to Borrower and to
Lender (by Simon & Schuster or  Borrower)  and which are due within  ninety (90)
days of the end of the month for which the statement is issued, that are, in the event of non payment by Simon & Schuster in  accordance  with Section 10(b) of a
"Fulfillment  and  Billing  Services  Agreement"  dated  as of  April  2,  2002, recoverable  by Lender by a drawing  under the Chase  Manhattan  Bank USA,  N.A.
Letter of Credit Number 72454 and that are and at all times shall continue to be acceptable to People's in all respects;  provided,  however,  that  standards of eligibility  may be fixed and revised  from time to time by People's in People's reasonable credit judgment.

     4. Section 2.1(a) of the Amended Agreement shall be deleted in its entirety and the following inserted in lieu thereof.

          2.1  Revolving  Advances.  (a) Subject to the terms and  conditions of this Agreement,  People's agrees to make revolving  advances to Borrower in an amount at any one time outstanding not to exceed the Borrowing Base. For
     purposes  of  this  Agreement,   "Borrowing   Base",  as  of  any  date  of
     determination,  shall  mean an amount  equal to the  lesser  of (i)  eighty percent (80%) of the amount of Eligible  Accounts (as defined in Subsection
     (a) above through June 30, 2002 or as defined in Subsection  (b) above from and after July 1, 2002) or (ii)  $3,500,000  plus (iii) an amount  equal to the lowest of :(x) fifty percent (50%) of the amount of Eligible Inventory,
     (y) the amount of credit  availability  created by Section  2.1(a) above or
     (z) Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000).

     5.  Section 5.2 of the Amended  Agreement  shall be deleted in its entirety and the following inserted in lieu thereof:

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          5.2 Eligible  Accounts.  The Eligible Accounts are, at the time of the creation  thereof and as of each date on which Borrower  includes them in a
     Borrowing Base calculation or certification, bona fide existing obligations created by the sale and  delivery of  Inventory  to Account  Debtors in the ordinary course of Borrower's  business,  unconditionally  owed to Borrower without  defenses,  disputes,  offsets,  counterclaims  as  to  such  sales occurring on or before June 30, 2002 and under the  Fulfillment and Billing
     Services Agreement dated as of April 2, 2002 between Simon & Schuster, Inc.
     and Borrower as to such sales  occurring from and after July 1, 2002 in the ordinary course of Borrower's  business.  As to Eligible Accounts which are the subject of Advances on and prior to June 30, 2002, the Inventory giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate  shipment to and  unconditional acceptance  by the  Account  Debtor.  At the  time  of the  creation  of an
     Eligible Account and as of each date on which Borrower includes an Eligible
     Account in a Borrowing Base calculation or certification,  Borrower has not received notice of actual or imminent bankruptcy,  insolvency,  or material impairment  of the financial  condition of any  applicable  Account  Debtor regarding such Eligible Account.

     6. All references to the Term Loan or Term Loans and references to interest on the Term Loan  contained  in  Sections  2.1(e),  2.3(c) and  2.6(e)  shall be deleted as the Term Loans have been repaid in full.

     7. Except as herein amended, all of the terms and provisions of the Amended
Agreement shall remain in full force and effect.

     8.  All of the  representations  and  warranties  made by the  Obligors  in
Section 5 of the Amended Agreement are true and correct on the date hereof as if made  on and as of the  date  hereof,  except  to the  extent  that  any of such representations and warranties relate by their terms to a prior date.

     9. Borrower and Lender agree that this Fifth Amendment to Loan and Security
Agreement has been prepared by the mutual effort of both parties and that in the event of a conflict or interpretive question with respect to any term, provision or section  contained in this Fifth Amendment to Loan and Security  Agreement or the First, Second, Third, Fourth or Letter Amendments, that this Fifth Amendment to Loan and Security  Agreement shall not be construed more strictly against any one party than any other party;  it being  agreed that both  Borrower and Lender have equally negotiated the terms hereof and thereof.

     10. The revisions and amendments  recited herein shall not become effective and shall be of no force or effect until:

          (a) Borrower has  executed  this Fifth  Amendment to Loan and Security
Agreement; and

          (b) Borrower and Simon & Schuster,  Inc, have executed the Fulfillment and Billing Services Agreement dated as of April 2, 2002 in form satisfactory to
Lender; and

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          (c) Chase Manhattan Bank USA, N.A., has issued and delivered to Lender
Letter of Credit Number 72454 in form satisfactory to Lender.

            The date of execution  of this Fifth  Amendment to Loan and Security
Agreement by Borrower is as of June 30, 2002.

LENDER:                                      BORROWER:

PEOPLES BANK                                 THE MILLBROOK PRESS INC.

By:___________________________               By:___________________________
Peter Coates
Vice President                               Title:_________________________

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